IDEX MUTUAL FUNDS
        SUPPLEMENT DATED JUNE 30, 1999 TO PROSPECTUS DATED MARCH 1, 1999

THE FOLLOWING SENTENCE IS ADDED AFTER THE SECOND PARAGRAPH IN THE LEFT HAND COLUMN ON PAGE 45 OF THE PROSPECTUS UNDER THE SECTION TITLED "SHAREHOLDER INFORMATION - OPENING AN ACCOUNT":

"The Fund or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege."

THE FOLLOWING SENTENCE REPLACES THE FIFTH PARAGRAPH IN THE LEFT HAND COLUMN ON PAGE 49 OF THE PROSPECTUS UNDER THE SECTION TITLED "SHAREHOLDER INFORMATION - HOW TO EXCHANGE SHARES":

"The Fund may restrict the number of times that you may exchange your shares. Please see the section below titled "Shareholder Information - Excessive Trading."

INSERT THE FOLLOWING SECTION IMMEDIATELY AFTER THE SECTION TITLED "SHAREHOLDER INFORMATION - HOW TO EXCHANGE SHARES" ON PAGE 49 OF THE PROSPECTUS:

Excessive Trading
The Fund does not permit excessive trading (market-timing). Excessive purchases, redemptions or exchanges of fund shares can disrupt portfolio management and drive fund expenses higher. If you make more than four exchanges in a calendar quarter, you are considered to be trading excessively, and the Fund or its agents may impose fees of up to 2% of the value of such transactions, limit or terminate your exchange privileges, and/or not accept future investments from you. Frequent purchases and redemptions of shares having similar effects as exchanges may be considered excessive trading.

PLEASE NOTE: The policies stated above are effective immediately for all new shareholders and will be effective September 1, 1999 for existing shareholders.